UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2016

Zoned Properties, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-51640	46-5198242
(Commission File Number)	(IRS Employer Identification No.)

14300 N. Northsight Blvd., #208 Scottsdale, AZ	85260
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): 407-257-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On May 24, 2016, Zoned Properties, Inc. (the “Company”) issued a press release announcing its intent to develop and adopt a Corporate Social Responsibility Program. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Beginning on May 25, 2016, the Company’s management will deliver the investor presentation attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information included in this current report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information contained in the website is not a part of this current report on Form 8-K. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this current report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

The exhibits listed in the following Exhibit Index are furnished as part of this current report on Form 8-K.

Exhibit No.	Description
99.1	Press release of Zoned Properties, Inc. dated May 24, 2016.
99.2	Investor presentation to be delivered by management of Zoned Properties, Inc. beginning on May 25, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZONED PROPERTIES, INC.

Dated: May 24, 2016	/s/ Bryan McLaren
Bryan McLaren
Chief Executive Officer

3